UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 1, 2007

Date of Report (Date of earliest event reported)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4©)

Item 5.02                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Election of Director

The Board of Directors of Schweitzer-Mauduit International, Inc., the Company, has elected Frédéric Villoutreix to serve as a Director of the Company, effective June 1, 2007.

Mr. Villoutreix has served as the Company’s Chief Operating Officer since February 2006 and as interim President – French Operations from December 2006 to June 1, 2007.  Mr. Villoutreix joined the Company in December 2005 from Compagnie de Saint-Gobain, a leading French multi-national manufacturer of engineered materials and products where he worked since 1990.

According to the director compensation arrangements described in the Company’s definitive proxy statement relating to the 2007 annual meeting of shareholders, Mr. Villoutreix will not receive any fees for service as a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ Peter J. Thompson
Peter J. Thompson
Chief Financial Officer and Treasurer

Dated: June 1, 2007